UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2015

New Asia Holdings, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	45-0460095
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

33 Ubi Ave 3 07-58 Vertex Tower A Singapore, 408868
(Address of principal executive offices)

+65-6702-3808
(Issuer’s telephone number)
__________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 12, 2015, our board of directors dismissed KLJ & Associates LLP (“KLJ”), as the Company’s independent registered public accounting firm.

KLJ’s report on the financial statements for the fiscal year ended December 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal the year ended December 31, 2014, and in the subsequent interim period through June 11, 2015, the date of dismissal of KLJ, there were no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2014, and in the subsequent interim period through June 11, 2015, the date of dismissal of KLJ, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to KLJ and requested KLJ to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not KLJ agrees with the above disclosures. A copy of KLJ’s response letter will be filed by amendment hereto.

(b) New Independent Registered Public Accounting Firm

On June 12, 2015, our board of directors approved the engagement of Anton & Chia, LLP (“A&C”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2014, and the subsequent interim period prior to the engagement of A&C, the Company has not consulted A&C regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Asia Holdings, Inc.

Date June 15, 2015	By:	/s/ Lin Kok Peng
Lin Kok Peng
Chief Executive Officer